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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) June 23, 1998
                                                -----------------------------
                  Professional Benefits Insurance Corporation
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             (Exact name of registrant as specified in its charter)

           Texas                    0-22344                   74-2072535
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(State or other jurisdiction       (Commission              (IRS Employer
      of Incorporation)            File Number)           Identification No.)


               10835 Rockley Road, Houston, Texas             77099
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            (Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code   (231) 721-1800
                                                  ---------------------------

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         (Former name or former address, if changed since last report.)


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                    PROFESSIONAL BENEFITS INSURANCE COMPANY

                                    Form 8-K

Item 3.   Bankruptcy or Receivership

          Professional Benefit Insurance Company ("PBIC") is an insurance company organized in the State of Texas and licensed to conduct the business of Insurance. The company primarily sold Individual Life, Group Accident and Health, Group Dental and Medicare Supplement policies. While 74% of its total business is written in Texas, it is licensed is six states with Oklahoma, Arizona and New Mexico writing the remainder of its business. Beginning in the 3rd and 4th quarters of 1996, PBIC began a negative earning trend. PBIC produced a loss of approximately $930,000.00 before taxes in 1996. The negative trend continued throughout all of 1997, with the statutory financial statements showing a loss of $2,238,705 before taxes. This negative trend was attributed to two primary causes. One, the hospital and medical providers' expenses exceeded premium income and the company waited too long to take the corrective measures to increase premiums to stay current with the cost increases. When the company did start increasing premiums on an incremental basis to phase-in the higher costs, it was too late and the phase-in could not be completed in time. Second, the Company did a poor job of underwriting in the Oklahoma market and experienced incredibly claims losses. There were other medical groups that also had high loss ratios. The Company eventually terminated the group dental business, but not in time to save the company. These delays depleted the company's reserves, which necessitated the intervention of the Texas Department of Insurance.

     The Texas Department of Insurance placed PBIC into confidential supervision on October 14, 1997 and tried to work with the company to create a plan of rehabilitation either through increasing rates or assistance with finding a purchaser for the business. Unfortunately, the Company could not secure additional capital infusions to make the company statutorily solvent, and the Department was required to place the company into receivership. As reported on its prior Form 8-K filing, a Temporary Restraining Order and Order Appointing Temporary Receiver was issued by the Travis County District Court on April 30, 1998.

     On June 23, 1998, the District Court of Texas issued a Permanent Injunction and Order Appointing Permanent Receiver against PBIC. This order placed the company in Receivership pursuant to Article 21.28 of the Texas Insurance Code. The effect of the order is that PBIC will be liquidated according to the statutory scheme outlined in Art. 21.28 and its assets will be distributed according to Article 21.28 Section 8.

     The McCarren-Ferguson Act, codified in 15 U.S.C. Sections 1011-1015, preserves state regulation of the activities of insurance companies. This is particularly applicable in situations where state has enacted a statutory scheme to handle issues such as insurance company insolvencies. Congress has excluded insurance companies from the provisions of the federal bankruptcy law. 11 U.S.C.
Section 109. As a result of this historical exclusion of insurance companies from the bankruptcy act, courts have maintained that the proper procedures and rules for "dismemberment" of insurance companies "is a question as to which the Supreme Court of each State will speak with ultimate authority." Clark v. Willard, 54 S.Ct. 615, 620 (1934).

          Article 21.28 Section 2 provides that all property and assets are placed in the custody of the Court. The Commissioner of Insurance is appointed the Receiver of the company and has title to those assets. The Commissioner of Insurance appoints a Special Deputy Receiver ("SDR") to marshall the assets and liquidate the company under the supervision of the Texas Department of Insurance and the Court. A Special Deputy Receiver was appointed on June 16, 1998. A copy of the Permanent Injunction is submitted as an Exhibit to this Form 8-K.

          On August 15, 1998, the SDR will file its first report with the District Court reporting on the activities since the institution of receivership proceedings by the Temporary Injunction and Order Appointing Temporary
Receiver, April 30, 1998, through July 31, 1998. After that, the SDR will file monthly reports on the 15th on each month. Each monthly report will detail the expenses and collection activities of the SDR in performing the liquidation process for the month and will include a balance sheet setting forth the assets and liabilities.

          Item 5. Other Events

          The Permanent Injunction issued on June 23, 1998 in Cause No. 98-04500; The State of Texas vs. Professional Benefits Insurance Company, in the 201st Judicial District Court of Travis County, Texas, provides in Paragraph II, 1-1.(b) that stockholders are enjoined from "wasting, disposing of, using transferring, selling, assigning, canceling..." the stocks. On May 22, 1998, each stockholder was sent a letter informing them that the Texas Department of Insurance had put the company in liquidation and that the prospect of receiving any return on the investment in the Stock is "Very Bleak". Further, the SDR is awaiting court approval of its proposed Notice Letter and Proof of Claim Form, which is sent to all individuals whose names appear in the books and records of the company, which includes all Stockholders. It is anticipated that within the next 10 to 15 days each stock holder will get a Notice Letter informing them of the Receivership process, providing a proof of claim, and instructions on how to complete the proof of claim. A copy of the "Proposed" Notice Letter and Proof of Claim form is submitted as an Exhibit to this Form 8-K.

Item 7.   Financial Statements and Exhibits

          As of the date of this Form 8-K there are no updated financial statements different from the ones filed with Form 8-K dated May 15, 1998. On August 15, 1998, the SDR will file its first report with the District Court reporting on the activities since the institution of receivership proceedings by the Temporary Injunction and Order Appointing Temporary
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Receiver, April 31, 1998, through July 15, 1998.  After that, the SDR will file monthly reports on the 15th on each month. Each monthly report will detail the expenses and collection activities of the SDR in preforming the liquidation process for the month and will include a balance sheet setting forth the assets and liabilities.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.

                    Professional Benefits Insurance Company, in Receivership

                    By:
                       ------------------------------------------
                    Name: Ernesto Garza
                         ----------------------------------------
                    Title: Special Deputy Receiver
                          ---------------------------------------

Date: August    , 1998
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                               INDEX TO EXHIBITS

EXHIBIT NO.            DESCRIPTION
99.1                   Permanent Injunction and Order Appointing Permanent Receiver

99.2                   Notice Letter and Proof of Claim to be mailed to Shareholders
